As filed pursuant to Rule 497(e)

Under the Securities Act of 1933

Registration No. 033-75292

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

PORTFOLIO DIRECTOR FIXED AND VARIABLE ANNUITY

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2010

THE FOLLOWING REPLACES A PARAGRAPH ON PAGE 14 IN THE "GENERAL INFORMATION" SECTION OF THE PROSPECTUS:

On August 29, 2001, AIG Life Holdings (US), Inc., formerly American General Corporation ("ALH"), a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc., a Delaware corporation ("AIG"). As a result, VALIC is an indirect, wholly-owed subsidiary of AIG. AIG is a leading international insurance organization with operations in more than 130 countries and jurisdictions. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange, as well as the stock exchanges in Ireland and Tokyo.

On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). In connection with the FRBNY Credit Facility, on March 4, 2009, AIG issued its Series C Perpetual, Convertible, Participating Preferred Stock (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"). The Series C shares were entitled to approximately 77.8% of the voting power of AIG's outstanding stock.

On January 14, 2011, AIG completed a series of previously announced integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the Federal Reserve Bank of New York ("NY Fed") approximately $21 billion in cash, representing all amounts owing under the FRBNY Credit Facility and the facility was terminated. Also as part of the Recapitalization, (i) the Series C Preferred Stock was exchanged for shares of AIG Common Stock and subsequently transferred to the U.S. Department of the Treasury (the "Treasury Department") and the Trust, which had previously held all shares of the Series C Preferred Stock, was terminated, (ii) AIG's Series E Preferred Shares and Series F Preferred Shares were exchanged for shares of AIG Common Stock and a new Series G Preferred Shares (which functions as a $2 billion commitment to provide funding that AIG will have the discretion and option to use). As a result of the Recapitalization, the United States Treasury will be a majority shareholder of AIG Common Stock. These transactions do not alter the Company's obligations to you. Information regarding AIG as described above is qualified by regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission at www.sec.gov.

Dated: January 21, 2011

Please keep this Supplement with your Prospectus